UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2007

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 14, 2007, New Mountain Vantage Advisers, L.L.C. ("New Mountain") and a number of affiliates filed Amendment No. 4 to their Schedule 13D regarding the securities of National Fuel Gas Company (the "Company"). New Mountain attached as an exhibit to its filing a letter, dated September 14, 2007, from it to Philip C. Ackerman, Chairman and Chief Executive Officer of the Company. The Company responded to New Mountain with a letter dated September 18, 2007, a copy of which is hereby incorporated by reference into this Item 7.01 and furnished as part of this Current Report as Exhibit 99.

Certain statements contained herein or incorporated by reference from the exhibit including statements identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects," and similar expressions, are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. There is no assurance that the Company’s projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur in the future. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: uncertainty of oil and gas reserve estimates; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company’s actual production levels for natural gas or oil; changes in the availability and/or price of natural gas or oil and the effect of such changes on the valuation of the Company’s natural gas and oil reserves; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs or plans; the nature and projected profitability of pending and potential projects and other investments; or occurrences affecting the Company’s ability to obtain funds from operations or from issuances of short-term notes or debt or equity securities to finance needed capital expenditures and other investments. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - Letter to New Mountain, dated September 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

September 18, 2007	By:	James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99	Letter to New Mountain, dated September 18, 2007